EXHIBIT 10.7

                         PROMISSORY NOTE TO KEVIN RYAN
                            DATED DECEMBER 23, 2002

                             SECURED PROMISSORY NOTE

                               NOTICE TO BORROWER:
                THIS NOTE REQUIRES A BALLOON PAYMENT AT MATURITY

$852,680.20                    Las Vegas, Nevada               December 23, 2002

         For value received, Crystalix Group International, Inc., a Nevada corporation ("BORROWER"), promises to pay to the order of Kevin Ryan ("LENDER"), at 3950 East Patrick Lane, Suite 101, Las Vegas, Nevada 89120, Eight Hundred Fifty Two Thousand Six Hundred Eighty and 20/100 Dollars ($852,680.20), with interest on the unpaid principal balance at ten percent (10%) per annum (the
"INTEREST RATE"). This Secured Promissory Note (this "NOTE") is a secured obligation of Borrower.

         1.       INTEREST RATE.

                  (a) Interest on the unpaid principal balance hereunder shall accrue from the date first set forth above ("COMMENCEMENT DATE") at the Interest Rate.

                  (b) The Interest Rate shall be calculated on the basis of the unpaid principal balance hereunder and the actual number of days elapsed over a 365-day year. Notwithstanding anything contained in this Note to the contrary, if collection from Borrower of interest at the Interest Rate would be contrary to applicable laws, then the Interest Rate in effect on any day shall be the highest interest rate which may be collected from Borrower under applicable laws on such day.

         2. PAYMENTS. All principal and accrued unpaid interest shall be due and payable no later than April 1, 2003.

         3. This Note is secured by that certain Security Agreement of even date herewith ("SECURITY AGREEMENT") encumbering certain "PROPERTY," as such term is defined in the Security Agreement. This Note, together with the Security Agreement and any other documents, agreements or instruments relating to the loan evidenced by this Note, or securing this Note and the Property, shall be collectively referred to as the "OBLIGATIONS."

         4.       Upon  any  Event of  Default, as  such term is defined in this
Section 4, Lender may declare the entire principal balance of the Note immediately due and payable, and shall have the rights provided in the Security Agreement and by applicable law. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" under this Note:

                  (a) Borrower fails to make any payment of interest or principal when due under the Obligations.

                  (b)      Any Event of Default occurs under the Obligations.

                  (c) The dissolution of Borrower, whether pursuant to any applicable laws, or otherwise, or the sale, transfer or conveyance by Borrower of fifty percent (50%) or more of the outstanding voting interests of stock of Borrower or the equity interest in Borrower to any person or entity.

                  (d) Borrower commences a case or other proceeding, or if an involuntary case or other proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to its debts under any bankruptcy, insolvency or other similar debtor relief law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and any such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

                  (e) Borrower subordinates the Security Agreement to any other security interests that may hereafter by placed upon the Property.

                  (f) Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due.

                  (g) Any Transfer of Interest (as defined in the Security Agreement) occurs.

                  (h) A notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of the Property by any federal, state, local department or agency, and such lien, levy or assessment is not released or paid within a reasonable period of time but in no event longer than twenty (20) days from the date such lien, levy or assessment is filed.

                  (i) Lender, in good faith, believes the prospect of payment or performance by Borrower under the Obligations is impaired and if Borrower is unable or unwilling to provide adequate written assurances to Lender of its ability to fully perform under this Note within thirty (30) days following delivery of written notice.

                  (j) Any representation or warranty of Borrower in the Obligations is not materially true, correct and complete, or if any material statement, report or certificate made or delivered by Borrower or its officers, employees or agents is not true, correct and complete when made.

         5. If any Event of Default shall occur and said default is not cured within five (5) days, or such time as may be provided in Article 4 hereof, after the date of written notice sent by Lender to Borrower at the address set forth herein notifying Borrower of the default, the total of the unpaid balance of principal and the accrued unpaid interest (past due interest being compounded) shall then begin accruing interest at the rate stated in the first paragraph above plus eight percent (8.00%) per annum (the "DEFAULT RATE"), until such time as all past due payments and accrued interest are paid. Provided the default is cured within said five (5) day time period, or such time as may be provided in Article 4 hereof, the interest rate will revert to the Interest Rate. Borrower acknowledges that the effect of this Default Rate provision could operate to compound some of the interest obligations due, and Borrower hereby expressly assents to such compounding should it occur.

         6.       Borrower:

                  (a) waives demand, diligence, presentment for payment, protest and demand, notice of extension, dishonor, protest, demand and non-payment of this Note; and

                  (b) agrees that Borrower will pay any collection expenses, court costs and actual attorney's fees which may be incurred in the collection or enforcement of this Note or any part of the Obligations.

         7. Borrower reserves the privilege of making optional payments of principal in increments of any amount at any time, without penalty. Any prepayment shall be applied first to accrued interest and then to principal. Such an optional payment shall not either constitute a credit on the next installment becoming due and payable as herein above provided, nor postpone the due date thereof.

         8. If Borrower, or its successor in interest, shall sell, convey or alienate the Property encumbered by the Security Agreement securing payment hereof, or any part hereof, or any interest therein, or shall be divested of its title or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the written consent of the holder of this Note being first had and obtained, the holder of this Note shall have the right, at its option, to declare any indebtedness or obligation secured by said Security Agreement, irrespective of the maturity date specified in this Note, or any other Note evidencing the same, to be immediately due and payable.

         9. This Note shall be construed according to the laws of the State of Nevada.

         10. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

         If to Borrower:           Crystalix Group International, Inc.
                                   5720 South Arville Street, Suite 114
                                   Las Vegas, Nevada  89118
                                   Attn:  Mr. Armin Van Damme
                                   Fax No.:

         with a copy to:           Silver State Legal
                                   4625 West Nevso Drive
                                   Las Vegas, Nevada  89103
                                   Attn:  Mr. Christopher R. Grobl, Esq.
                                   Fax No.:

         If to Lender:             Mr. Kevin Ryan
                                   3950 East Patrick Lane
                                   Suite 101
                                   Las Vegas, Nevada  89120
                                   Fax No.: 891-0555

         with a copy to:           Gordon & Silver, Ltd.
                                   3960 Howard Hughes Parkway
                                   9th Floor
                                   Las Vegas, Nevada  89109
                                   Attn:  Stephen B. Yoken, Esq.
                                   Fax No.: (702) 369-2666



         IN WITNESS WHEREOF, Borrower has caused this Note to be executed as of the date first set forth above.

                                    BORROWER:

                                    Crystalix Group International, Inc.
                                    a Nevada corporation


                                    By:   /s/ OTHMAR VAN DAM
                                       ----------------------------------------
                                    Name:  OTHMAR VAN DAM
                                          -------------------------------------
                                    Its:     VICE PRESIDENT
                                         --------------------------------------